Exhibit 99.13 Presentation Materials – Roth Capital Conference – February 21, 2006

Halo Technology Holdings

Strength in numbers .....

OTCBB: WARP

Safe Harbor

Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those relating to future opportunities, the outlook of customers, the reception of new products and technologies, and the success of new initiatives. In particular, statements contained in this presentation that concern future operating results or other statements using words such as “anticipate,” “believe,” “could,” “estimate,” “intend,” “may,” “plan,” “project,” “should” “will,” or “set our sights on” constitute forward-looking statements and are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In addition, such forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of the company to be materially different from any future results expressed or implied by such forward-looking statements. Such factors include: (i) demand for the Company’s products; (ii) the actions of current and potential new competitors; (iii) changes in technology; (iv) the nature and amount of the Company’s revenues and expenses; and (v) overall economic conditions and other risks detailed from time to time in the Company’s periodic earnings releases and reports filed with the Securities and Exchange Commission (the “Commission”), as well as the risks and uncertainties discussed in the Company’s Annual Report on Form 10-KSB filed with the Commission on September 28, 2005, and the Company’s Quarterly Reports on Form 10-QSB filed with the Commission on November 14, 2005, and on February 15, 2206. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

HALO – Strength in Numbers

HALO Technology Holdings, Inc. is a global provider of a diversified range of standards-based enterprise software applications and on-demand solutions. HALO’s strategy is to acquire and operate enterprise software companies with a commitment to sustainable growth.

HALO portfolio companies focus on customer service, product quality and profitability to build long term customer relationships and ensure customer satisfaction today and into the future. Everyday, thousands of corporations and institutions from across the globe rely on our portfolio companies to deliver high quality, enterprise class software and services.

HALO – The Right Investment Today

•	Right Strategy

•	Acquire “deep value” assets in the enterprise software market

•	Right Corporate Structure

•	Public company platform allows us to acquire good companies at reasonable cost

•	Right Business Model

•	Operate companies for long term growth and financial stability

•	Right Management Team

•	Veteran team that has demonstrated its ability to execute its strategic plan

•	Right Time

•	We believe our efforts over the past year will begin to be reflected in our financial performance

HALO – By the Numbers

•	Recapitalized in August 2004

•	First acquisition completed January 31, 2005

•	Second acquisition completed July 6, 2005

•	Secured $50 million debt facility August 2, 2005

•	Five additional acquisitions completed October 26, 2005

•	Three additional acquisitions announced by January 2006

•	Target to achieve revenue run-rate of approximately $100 million by the end of calendar 2006 through a combination of modest organic growth and acquisitions

Strategy

Market Overview

•	Short Term Realities

•	Enterprise technology markets are maturing

•	Sales to new customers slowing

•	High customer switching costs create sustainable barriers to entry

•	Customers more focused on vendor viability and customer service than technological wizardry

•	It’s a buyer’s market

•	Wall Street struggling to assess asset values of slower growth companies

•	Rising public company costs combined with slower growth forcing smaller public companies to seek exit from public markets

•	VC’s seeking to “wrap up” investments made five to seven years ago

•	Long Term Trends

•	“One neck to choke” solution set

•	Software as a service becoming mainstream

•	Market consolidation will accelerate as software companies struggle to generate top-line growth – may create a seller’s market

HALO’s Strategy

•	Near Term – Acquire and Operate

•	Acquire enterprise software companies at reasonable cost

•	Operate acquired businesses with a primary focus on:

•	Ensuring top flight customer support

•	Improving product quality

•	A consistently profitable bottom line

•	Stable, long term growth

•	Medium Term – Grow

•	Use M&A as the primary growth engine for portfolio companies

•	Achieve growth through “lift and shift” and cross selling opportunities

•	Focus on integration and operational excellence

•	Long Term – Maximize

•	Drive portfolio companies to “software as a service” model to maximize profit margins

•	Create “software utility” in low cost production geography focused solely on portfolio companies – again maximizing profit margin

•	Create “data center utility” to host portfolio company products and services rather than renting it over the long term – again maximizing profit margin

HALO’s Value Proposition

•	To sellers:

•	Opportunity to take some risk off the table now and participate in future upside

•	Greater access to capital markets for continued growth

•	Reduction in cost of being public as a stand alone company

•	Viable long term strategy for the company they have built

•	To customers of acquired companies:

•	Long term viability

•	Commitment to the right things

•	Customer service

•	Product quality

•	To shareholders:

•	Portfolio strategy for managing risk and capitalizing on opportunity in a rapidly consolidating market

•	Commitment to healthy bottom line reduces overall risk

•	Multiple scenarios for successfully capitalizing on market conditions

Portfolio of Companies

HALO
GROWTH			EMERGING			HARVEST

Gupta	Tesseract	Kenosia	ProfitKey	Foresight	David	Process	Warp Solutions

Targets		Targets				Targets

EBITDA > 20%		EBITDA > 25%				EBITDA > 30%+

Growth Rate > 20%		Growth Rate > 10%				Growth Rate = Flat

Note – “EBITDA” means Earnings Before Interest, Taxes, Depreciation and Amortization, and before any distributions to the parent company. EBITDA Targets exclude operating subsidiaries’ share of parent company general and administrative costs, other parent company expenses and acquisition costs and effects, including the effect of purchase accounting on acquired subsidiaries’ deferred revenue.

HALO – Growth Strategy

HALO
GROWTH			EMERGING			HARVEST

Gupta	Tesseract	InfoNow	ProfitKey	Foresight	David	Process	Warp Solutions

Future Acquisition	Empagio	Kenosia

ECI

Selected Portfolio Company Customers

CAM Commerce Solutions
JPMorgan
MortgageFlex
Honeywell
ADP
GlaxoSmithKline
SaraLee
Southern Company
Vertex
Purina
Advantage Sales and Marketing
Bacardi
Cadbury Adams
Johnsonville
IBM
DowJones
John Deere
Abbott Laboratories
Home Depot
Laclede Gas
ChevronTexaco
Coast Casinos
The Queen’s Medical Center
Motorola
Merck
Boeing
Du Pont

HALO – Maximizing Value

•	As we drive toward operational efficiency, each operating sphere outsources more of its development

•	As we drive toward our long-term strategic goal of “software as a service,” each operating sphere rents data center facilities

•	Phase I: Develop a “software utility” to solely service portfolio companies

•	Higher quality

•	Increase portfolio margin by additional 3% to 5%

•	Phase II: Develop “data center utility” for portfolio companies

•	Greater control of delivery resources

•	Lower cost for rapid expansion of customer base

•	Increase portfolio margin by additional 5% to 8%

HALO – Quarterly Revenue

Quarter Ended	Revenue (in $000)

Jun-05	$2,518

Sep-05	$3,208	(27% increase)

Dec-05	$5,371	(67% increase)

2006 Goals

•	Capitalization

•	Rationalize capital structure

•	Increase liquidity

•	Move to NASDAQ or equivalent

•	Operational

•	“Lift and Shift” proof points

•	Cross-sell proof points

•	Financial

•	Demonstrate significant positive operating cash flow and path to sustainable, long term profitability

•	Target pro forma revenue of $100 million by calendar year end

•	Refinance senior debt

•	Corporate Governance

•	Expand board of directors

Management Team

•	Ron Bienvenu — Chairman and Chief Executive Officer

•	Founder and managing partner of ISIS Capital Management, LLC, an investment firm specializing in active investment strategies and strategic transactions

•	Founder of Strategic Software Holdings, LLC, a successful investment firm that initiated a takeover attempt of Mercator Software, Inc.

•	Former president of software at divine, Inc., a publicly traded software company where he led the planning, acquisition and consolidation of over thirty companies

•	Founder, CEO and president of SageMaker, Inc., a provider of digital asset management solutions for global 2000 companies

•	Mark Finkel — Chief Financial Officer

•	Over 25 years of experience in corporate finance, accounting and operations, including experience as CEO, CFO and President of a number of public and private firms including Right Answers, ISD Corporation, ServiceWare and Backweb

•	Jude Sullivan — Director, Mergers and Acquisitions

•	More than 15 years experience as a transactional attorney; former public company general counsel

HALO – The Right Investment Today

•	Right Strategy

•	Acquire “deep value” assets in the enterprise software market

•	Right Corporate Structure

•	Public company platform allows us to acquire good companies at reasonable cost

•	Right Business Model

•	Operate companies for long term growth and financial stability

•	Right Management Team

•	Veteran team that has demonstrated its ability to execute its strategic plan

•	Right Time

•	We believe our efforts over the past year will begin to be reflected in our financial performance